SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2003
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-2)
             (Exact Name of Registrant as specified in its charter)



       Delaware                   333-81506-06                  52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV-1, M-1, M-2, M-3 and B Certificateholders with respect to the December 26, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  December 30, 2003

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                        Statement to Certificateholders
                               December 26, 2003



                            DISTRIBUTION IN DOLLARS

                            BEGINNING                                                                      ENDING
         ORIGINAL FACE      PRINCIPAL                                              REALIZED DEFERRED      PRINCIPAL
CLASS        VALUE          BALANCE       PRINCIPAL     INTEREST        TOTAL       LOSSES  INTEREST       BALANCE
------- --------------- --------------- -------------- ------------ --------------   -----   ------    ---------------
AF1      108,000,000.00   68,174,193.89   6,460,410.64    70,960.34   6,531,370.98    0.00     0.00      61,713,783.25
AF2       25,000,000.00   25,000,000.00           0.00    50,166.67      50,166.67    0.00     0.00      25,000,000.00
AF3       49,000,000.00   49,000,000.00           0.00   121,520.00     121,520.00    0.00     0.00      49,000,000.00
AF4       23,000,000.00   23,000,000.00           0.00    78,602.50      78,602.50    0.00     0.00      23,000,000.00
AF5       17,847,000.00   17,847,000.00           0.00    74,734.31      74,734.31    0.00     0.00      17,847,000.00
AV1      198,338,000.00  172,475,012.50   5,277,345.14   210,712.96   5,488,058.10    0.00     0.00     167,197,667.36
M1        32,592,000.00   32,592,000.00           0.00   137,158.00     137,158.00    0.00     0.00      32,592,000.00
M2        26,324,000.00   26,324,000.00           0.00   124,117.66     124,117.66    0.00     0.00      26,324,000.00
M3        11,282,000.00   11,282,000.00           0.00    62,060.40      62,060.40    0.00     0.00      11,282,000.00
B         10,027,000.00   10,027,000.00           0.00    33,404.18      33,404.18    0.00     0.00      10,027,000.00
R                  0.00            0.00           0.00         0.00           0.00    0.00     0.00               0.00
TOTALS   501,410,000.00  435,721,206.39  11,737,755.78   963,437.02  12,701,192.80    0.00     0.00     423,983,450.61

X        501,535,759.31  449,875,842.45           0.00         5.47           5.47    0.00     0.00     439,967,698.74


                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE


                            BEGINNING                                                  ENDING
CLASS       CUSIP           PRINCIPAL     PRINCIPAL      INTEREST      TOTAL          PRINCIPAL
------- --------------- --------------- -------------- ------------ --------------  --------------
AF1           294751CB6    631.24253602    59.81861704   0.65704019    60.47565722    571.42391898
AF2           294751CC4  1,000.00000000     0.00000000   2.00666680     2.00666680  1,000.00000000
AF3           294751CD2  1,000.00000000     0.00000000   2.48000000     2.48000000  1,000.00000000
AF4           294751CE0  1,000.00000000     0.00000000   3.41750000     3.41750000  1,000.00000000
AF5           294751CF7  1,000.00000000     0.00000000   4.18749986     4.18749986  1,000.00000000
AV1           294751CG5    869.60145055    26.60783682   1.06239329    27.67023011    842.99361373
M1            294751CH3  1,000.00000000     0.00000000   4.20833333     4.20833333  1,000.00000000
M2            294751CJ9  1,000.00000000     0.00000000   4.71500000     4.71500000  1,000.00000000
M3            294751CK6  1,000.00000000     0.00000000   5.50083319     5.50083319  1,000.00000000
B             294751CL4  1,000.00000000     0.00000000   3.33142316     3.33142316  1,000.00000000
TOTALS                     868.99185575    23.40949678   1.92145554    25.33095231    845.58235897

X                   N/A    896.99654332     0.00000000   0.00001091     0.00001091    877.24093561

                               PASS-THROUGH RATES

                   CURRENT
                  PASS-THRU
CLASS               RATE
---------        -----------
AF1               1.208750 %
AF2               2.408000 %
AF3               2.976000 %
AF4               4.101000 %
AF5               5.025000 %
AV1               1.418750 %
M1                5.050000 %
M2                5.658000 %
M3                6.601000 %
B                 3.868750 %

X                 0.000000 %

          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                            4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                               December 26, 2003


Sec. 4.03(a)(i)        Funds Allocable to Certificate Principal
                           Group I Scheduled Principal                264,468.56
                           Group I Curtailments                        25,619.69
                           Group I Prepayments                      5,163,311.72
                           Group I Liquidation Proceeds                     0.00

                           Group II Scheduled Principal               134,045.04
                           Group II Curtailments                      148,097.34
                           Group II Prepayments                     4,172,601.36
                           Group II Liquidation Proceeds                    0.00

                           Extra Principal Distribution Amount      1,829,612.07

Sec. 4.03 (a)(ii)      Interest Distribution Amounts
                           Interest Distribution - AF-1                70,960.34
                           Unpaid Interest - AF-1                           0.00
                           Remaining Unpaid Interest - AF-1                 0.00

                           Interest Distribution - AF-2                50,166.67
                           Unpaid Interest - AF-2                           0.00
                           Remaining Unpaid Interest - AF-2                 0.00

                           Interest Distribution - AF-3               121,520.00
                           Unpaid Interest - AF-3                           0.00
                           Remaining Unpaid Interest - AF-3                 0.00

                           Interest Distribution - AF-4                78,602.50
                           Unpaid Interest - AF-4                           0.00
                           Remaining Unpaid Interest - AF-4                 0.00

                           Interest Distribution - AF-5                74,734.31
                           Unpaid Interest - AF-5                           0.00
                           Remaining Unpaid Interest - AF-5                 0.00

                           Interest Distribution - AV-1               210,712.96
                           Unpaid Interest - AV-1                           0.00
                           Remaining Unpaid Interest - AV-1                 0.00

                           Interest Distribution - M-1                137,158.00
                           Unpaid Interest - M-1                            0.00
                           Remaining Unpaid Interest - M-1                  0.00

                           Interest Distribution - M-2                124,117.66
                           Unpaid Interest - M-2                            0.00
                           Remaining Unpaid Interest - M-2                  0.00


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                December 26, 2003

                           Interest Distribution - M-3                 62,060.40
                           Unpaid Interest - M-3                            0.00
                           Remaining Unpaid Interest - M-3                  0.00

                           Interest Distribution - B                   33,404.18
                           Unpaid Interest - B                              0.00
                           Remaining Unpaid Interest - B                    0.00

Sec. 4.03(a)(iii)      AvailableFunds Shortfall
                           Class AF-1 Available Funds Shortfall             0.00
                           Class AF-2 Available Funds Shortfall             0.00
                           Class AF-3 Available Funds Shortfall             0.00
                           Class AF-4 Available Funds Shortfall             0.00
                           Class AF-5 Available Funds Shortfall             0.00
                           Class AV-1 Available Funds Shortfall             0.00
                           Class M-1 Available Funds Shortfall              0.00
                           Class M-2 Available Funds Shortfall              0.00
                           Class M-3 Available Funds Shortfall              0.00
                           Class B Available Funds Shortfall                0.00

Sec. 4.03(a)(v)        Pool Principal Balances
                           Group I Beginning Pool Balance         271,931,051.60
                           Group I Ending Pool Balance            266,477,651.63
                           Group II Beginning Pool Balance        177,944,790.85
                           Group II Ending Pool Balance           173,490,047.11
                           Total Beginning Pool Balance           449,875,842.45
                           Total Ending Pool Balance              439,967,698.74

Sec. 4.03(a)(vi)       Servicing Fee
                           Group I Servicing Fee                      113,304.60
                           Group II Servicing Fee                      74,143.66

Sec. 4.03(a)(viii)     Delinquency Advances
                           Group I Delinquency Advances Included
                              in Current Distribution                 101,220.83
                           Group I Recouped Advances Included
                              in Current Distribution                       0.00
                           Group I Aggregate Amount of Advances
                              Outstanding                             513,344.80
                           Group II Delinquency Advances Included
                              in Current Distribution                  91,095.64
                           Group II Recouped Advances Included
                              in Current Distribution                       0.00
                           Group II Aggregate Amount of Advances
                                 Outstanding                          430,709.51


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                December 26, 2003


Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent


                                     Group 1

    Period       Number          Principal Balance               Percentage
----------       ------          -----------------               ----------
 0-30 days          350              36,939,959.43                  13.86 %
31-60 days           34               3,111,665.90                   1.17 %
61-90 days           13               1,318,680.74                   0.49 %
   91+days            8                 592,878.40                   0.22 %
     Total          405              41,963,184.47                  15.74 %


                                     Group 2

    Period       Number          Principal Balance               Percentage
----------       ------          -----------------               ----------
 0-30 days          212              25,611,239.18                  14.76 %
31-60 days           30               3,145,441.56                   1.81 %
61-90 days           11               1,153,661.90                   0.66 %
   91+days            6                 749,691.77                   0.43 %
     Total          259              30,660,034.41                  17.66 %

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                   Group 1
                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                     23               2,580,696.58                   0.97 %

                                    Group 2
                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                     19               1,886,978.16                   1.09 %


Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                    Group 1
                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                      0                 0.00                        0.00 %


                                    Group 2
                 Number          Principal Balance               Percentage
                 ------          -----------------               ----------
                      0                 0.00                        0.00 %

                           Market Value of Group I REO Loans                0.00
                           Market Value of Group II REO Loans               0.00

Sec. 4.03(a)(xii)      Aggregate Stated Principal Balance of the Three Largest
                       Loans
                           Group I Three Largest Loans              1,431,269.02
                           Group II Three Largest Loans             1,204,412.72

Sec. 4.03(a)(xiii)     Net WAC Cap Carryover
                           Class AF-1 Net WAC Cap Carryover Amounts Due     0.00
                           Class AF-1 Net WAC Cap Carryover Amounts Paid    0.00


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                               December 26, 2003


                           Class AF-1 Net WAC Cap Carryover Remaining
                              Amounts Due                                   0.00
                           Class AV-1 Net WAC Cap Carryover Amounts Due     0.00
                           Class AV-1 Net WAC Cap Carryover Amounts Paid    0.00
                           Class AV-1 Net WAC Cap Carryover Remaining
                              Amounts Due                                   0.00
                           Class B Net WAC Cap Carryover Amounts Due        0.00
                           Class B Net WAC Cap Carryover Amounts Paid       0.00
                           Class B Net WAC Cap Carryover Remaining
                              Amounts Due                                   0.00

Sec. 4.03(a)(xiv)      Aggregate Principal Balance of Balloon Loans
                       with Original Terms <= 36 Months and 60+
                       Contractually Past Due
                           Group I Aggregate Principal Balance of
                              Balloon Loans                                 0.00
                           Group II Aggregate Principal Balance of
                              Balloon Loans                                 0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses
                           Group I Current Period Realized Losses           0.00
                           Group I Cumulative Realized Losses               0.00
                           Group II Current Period Realized Losses          0.00
                           Group II Cumulative Realized Losses         43,833.46

Sec. 4.03 (a)(xvi)     Reserve Fund
                           Beginning Balance of Reserve Fund                0.00
                           Funds Withdrawn From Reserve Fund For
                              Distribution                                  0.00
                           Funds Deposited to Reserve Fund                  0.00
                           Ending Balance of Reserve Fund                   0.00

Sec. 4.03 (a)(xvii)    Number of Loans Repurchased
                           Group I Number of Loans Repurchased              0.00
                           Group II Number of Loans Repurchased             0.00

Sec. 4.03 (a)(xviii)  Weighted Average Mortgage Rate of Outstanding
                      Loans (as of first day of related Due Period)
                           Group I Weighted Average Mortgage Rate           8.03
                           Group II Weighted Average Mortgage Rate          7.88

Sec. 4.03 (a)(xix)     Weighted Average Remaining Term of Outstanding
                       Loans
                           Group I Weighted Average Remaining Term        284.00
                           Group II Weighted Average Remaining Term       351.00

Sec. 4.03 (a)(xx),(xxi),(xxiii)  Overcollateralization Amounts
                           Overcollateralization Amount            15,984,248.13
                           Overcollateralization Target Amount     20,061,430.37
                           Overcollateralization Release Amount             0.00
                           Overcollateralization Deficiency Amount  4,077,182.24


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                               December 26, 2003


Sec. 4.03 (a)(xxiv)    Trigger Events
                           Has a Trigger Event Occurred and is continuing?    NO
                           Cumulative Realized Losses as a percentage of
                              the Original Pool Balance                   0.01 %

                           Senior Enhancement Percentage                 21.45 %
                           Senior Specified Enhancement Percentage       40.00 %

Sec. 4.03 (a)(xxv)     60+ Day Delinquent Loans
                           60+ Day Delinquent Loans as a percentage of
                              the current Pool Balance                    1.88 %

Sec. 4.03 (a)(xxvi)    Amount of Funds Collected by Trustee under Yield
                       Maintenance Agreement                                0.00


[JPMORGAN LOGO]    Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.